UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2009

Fundamental Emerging Markets Equity Funds
Asia Equity Fund
BRIC Fund
Emerging Markets Equity Fund

Goldman Sachs Fundamental Emerging
Markets Equity Funds

■	GOLDMAN SACHS ASIA EQUITY FUND

■	GOLDMAN SACHS BRIC FUND

■	GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Portfolio Review and Results	3
Schedules of Investments	21
Financial Statements	30
Notes to Financial Statements	34
Financial Highlights	46
Other Information	52

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The BRIC Fund invests primarily in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that substantially participate in the markets of BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental
Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts combines local insights with global, industry-specific expertise to identify its best investment ideas.

■ The Emerging Markets Equity research team, based in the United Kingdom, China, India, Korea, Singapore and Japan, focuses on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Proprietary, bottom-up research is the key driver of our investment process

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ A seasoned team of experienced Research Analysts is regionally aligned and has sector expertise

■ The decision-making process includes active participation in frequent and regular research meetings

■ The Research Analyst team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■ Security selections are aligned with levels of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

          ■ Access to markets across emerging markets

          ■ Disciplined approach to stock selection

          ■ Optimal risk/return profiles

PORTFOLIO REVIEW

Goldman Sachs Fundamental Emerging
Markets Equity Funds

Market Review

Overall, emerging markets equities rallied strongly during the six month period ended April 30, 2009. The Morgan Stanley Capital International Emerging Markets Investable Markets Index (Net) (the “MSCI EM IMI (Net)”) posted a return of 19.12% during the six-month period, significantly outperforming the −5.08% return of the Morgan Stanley Capital International (“MSCI”) World Index, which measures developed equity markets, during the same period. Still, the emerging equity markets’ climb was not a steady one.

As the reporting period began in November 2008, emerging markets equities were in the midst of the most severe downturn in the asset class’s history. The MSCI EM IMI (Net) declined 18% in the first weeks of November, with weak equity returns exacerbated by a strengthening U.S. dollar. Performance of the broad index subsequently surged in the last week of November as world markets responded positively to a joint stimulus package proposed by the gathering of G20 leaders in Washington D.C. Several other factors buoyed the markets as well. American financial services firm Citigroup, which had been a focal point of investors’ concerns about global markets, was rescued by the U.S. government. The U.S. government agreed to a $20 billion asset injection into Citigroup as well as a guarantee of up to $306 billion for problematic assets. Additionally, the U.S. Federal Reserve Board (the “Fed”) pledged $800 billion in order to loosen and reinvigorate the American credit market through both the purchase of debt issued or backed by government-chartered housing-finance companies and support of loans for consumers and small businesses. Further, the Chinese government proposed $586 billion in domestic investment. Emerging markets equities continued to rally in December, as investors appeared to pause in an attempt to assess the success of these responses to global economic instability.

In the first four months of 2009, the world’s emerging equity markets overall proved to be more resilient than developed markets. The MSCI EM IMI (Net) outperformed the MSCI World Index by more than 20% year-to-date through April 30, 2009. March and April were particularly strong months for emerging markets equities, with the rally driven we believe by hopes that monetary and fiscal stimuli may be enough to avoid a global depression. Nevertheless, volatility persisted, and returns across the emerging equity markets diverged significantly.

Indeed, for the six months overall, several Latin American markets recorded robust double-digit gains, while central and eastern Europe as a whole posted steep declines. Indonesia (+44.6%)* was the best performing emerging equity market during the reporting period, followed by Peru (+39.4%), China (+33.1%), Brazil (+25.8%), Korea (+24.8%), Chile (+23.8%) and Colombia (+23.5%). To highlight just a couple of these markets, China reacted positively to its government’s announcement of a stimulus package comprising tax incentives, export rebates and credit support focused on the light industry and petrochemical sectors and further benefited from renewed hopes of economic growth. Also in December, the Chinese central bank cut its benchmark lending rate by 27 basis points (0.27%) and the Chinese government cut petrol and diesel prices in an effort to boost lagging domestic demand. Brazil advanced after its government announced a $152 billion incentive program to build new homes for poor families and extend unemployment

*	All regional and country market returns are expressed in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices that comprise the MSCI EM IMI (Net).

Any reference to a specific company or security does not constitute a recommendation to buy, sell, hold or directly invest in the company or its securities. A complete list of recommendations is available upon request.

PORTFOLIO REVIEW

benefits for workers in industries most severely impacted by the global financial crisis. The Brazilian central bank also agreed to provide more than $20 billion to companies that have foreign currency-denominated loans.

Conversely, Pakistan (−22.0%) was the weakest performing emerging equity market during the six-month period, followed by Poland (−18.7%), Hungary (−15.0%), Morocco (−6.5%), Argentina (−4.4%), Russia (−3.0%) and the Czech Republic (−2.5%). Russia’s equity market was impacted early in the period by falling commodity prices and lingering concerns about the weakness of the Russian financial sector, despite low external debt and a fiscal surplus. Russia’s equity market advanced in 2009 year-to-date supported by news that the country had signed a $25 billion energy deal with China to supply oil for the next 20 years in exchange for loans. Russia’s equity market also benefited from increased appetite for its stocks and from improved oil prices that helped to stabilize the country’s currency. The 2009 year-to-date gains, however, were not enough to completely offset its late-2008 losses. Other eastern European markets faced significant selling pressure on the back of increasing concerns about their financing and cooling economic growth, as the slowdown in western Europe, the region’s main trading partner, deepened. Eastern European equity market declines in U.S. dollar terms were exacerbated by their currencies depreciating against the U.S. dollar.

Asian Equity Markets

The Asian equity markets outperformed the emerging equity markets broadly during the six months ended April 30, 2009 but experienced similar volatility. Despite aggressive government action and coordinated central bank interest rate cuts, the Asian equity markets lost ground in November, as worries of a deep prolonged recession in the U.S. and other major economies and the adverse impact of that recession on Asia dominated. Continued de-leveraging and unwinding of previously risky trades also exerted significant pressure on the region’s markets. Those export-oriented economies with relatively weak external balances, amid heightened concerns of sharp depreciation of their domestic currencies, struggled most. Smaller export-dependent economies with strong external balances were generally not spared either. In the first months of 2009, the region’s markets swung from deteriorating investor confidence on the back of worsening global macroeconomic data to renewed hope that coordinated aggressive fiscal and monetary policies across major economies could stem the recessionary tide. All told, the Morgan Stanley Capital International All Country Asia Free ex-Japan Index (unhedged, with dividends reinvested) (the “MSCI AC Asia Free ex-Japan Index”) rose 20.36% during the reporting period.

Among the Asian equity markets, Indonesia (+44.6%) was the best performer, followed by China (+33.1%), Korea (+24.8%), Thailand (+23.3%), Taiwan (+22.3%) and Hong Kong (+20.0%). To cite just a few notable factors driving this performance, Indonesia advanced on the back of aggressive monetary easing and a rebound in commodity prices. Korea was helped by encouraging domestic macroeconomic data and fiscal stimulus packages. Taiwan surged as a series of aggressive government stimulus packages, including the Ministry of Finance’s announcement to set up a fund to inject capital into public construction projects, lifted the market. Hong Kong was supported by positive sentiment in China. Malaysia (+19.4%), India (+14.8%), the Philippines (+12.1%) and Singapore (+11.0%) lagged, but still generated double-digit gains.

PORTFOLIO REVIEW

BRIC Equity Markets

The BRIC (i.e., Brasil, Russia, India and China) equity markets followed the same general trends as the emerging equity markets overall, only more dramatically in both directions. That is, the BRIC equity markets underperformed the broader emerging equity market asset class during the sell-off in November and outperformed during the subsequent rally. For the six months ended April 30, 2009, the Morgan Stanley Capital International BRIC 5-25 Investable Markets Index (the “MSCI BRIC 5-25 IMI”) gained 23.44%.

The major factors impacting the equity markets of Brazil, Russia and China during the reporting period are discussed above. As for India, its equity market returned 14.8% for the reporting period. India’s equity market generated solid double-digit gains despite enduring devastating terrorist attacks on Mumbai at the end of November. In December, the Indian central bank cut its key rate by 100 basis points (1.00%), and its government announced a $4 billion stimulus package in an effort to increase spending and ease taxes. The Indian equity market then began 2009 on a weak note, as aggressive monetary easing and cooling inflation gave rise to the prospect of further rate cuts. In March and April, India was among the relatively more resilient markets, as healthy domestic demand and increased rural spending ahead of its parliamentary elections later this year helped its equity market pare back earlier losses.

Looking Ahead

We maintain a cautious near-term view for the global equity markets but are quite constructive in our view of the longer-term opportunities individual stocks present. Certainly, the global economic environment remains challenging. However, we believe that bottom-up fundamental equity investing, based on understanding companies and anticipating change through thorough forward-looking research, has the potential to add value to our shareholders’ investment portfolios.

That said, with volatility set to remain elevated, we expect there to be increased stock-level differentiation going forward. It appears that investors are beginning to pay greater attention to company fundamentals. Therefore, we expect to see an increased dispersion among the winners and losers, as higher quality companies with robust business models successfully meet the challenges of difficult economic conditions and lower quality companies flounder. We expect to see stronger businesses taking market share from weaker competitors. This increased differentiation and renewed focus on company fundamentals should create a ripe environment with potentially greater opportunities to add value for skill-based managers. As always, we maintain our focus on high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate volatile markets ahead.

PORTFOLIO RESULTS

Asia Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs Asia Equity Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month period ended April 30, 2009, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 16.89%, 16.31%, 16.43% and 17.07%, respectively. These returns compare to the 20.36% cumulative total return of the Fund’s benchmark, the MSCI AC Asia Free ex-Japan Index (unhedged, with dividends reinvested), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	The Fund’s positioning in India and Hong Kong contributed positively to performance. The impact of regulatory settlements during the period also contributed positively to the Fund’s performance. However, the Fund underperformed the MSCI AC Asia Free ex-Japan Index due to the detracting effect of the Fund’s positioning in Taiwan and Singapore.

Q	What were some of the best-performing individual stocks within India?

A	The Fund’s position in GVK Power & Infrastructure Ltd., a holder of power and infrastructure assets in India, was among the leading positive contributors to the Fund’s performance during the reporting period. Its shares rose significantly after the company announced it would divest from a significant stake in a road project. We maintained the Fund’s position in GVK Power & Infrastructure Ltd., as we continued to believe at the end of the reporting period that the greatest value of its stock stems from the company’s 2000 megawatt power project and its primary stake in the Mumbai International Airport.

Another strong performer among the Fund’s Indian equity holdings was Jindal Steel & Power Ltd. Jindal Steel & Power Ltd. performed well on the back of Indian steel demand showing positive signs during the first quarter of 2009. Such signs included decreasing steel prices and increased infrastructure spending within India, despite a weakening global outlook for the steel sector. The company also demonstrated strength in its power business, which accounts for a significant proportion of its company earnings.

Q	What were some of the Fund’s winning stocks in Hong Kong?

A	Hong Kong clothing retailer Esprit Holdings Ltd. was a strong performer for the Fund during the reporting period. Its stock moved in tandem with a broad Hong Kong equity market rebound late in the fourth quarter of 2008, supported by a series of measures taken by the territory’s central bank to stabilize the equity market and provide liquidity to the banking system.

Henderson Land Development Co. Ltd. also contributed to the Fund’s results. The Fund’s overweight position in this holding reflected our positive view of prospects for the Hong Kong real estate sector. At the end of April, we continued to believe that recent government measures could help to restore homebuyers’ confidence, leading to the closure of the discount to net asset value at which stocks were trading at the end of the semi-annual period.

Q	Which Taiwan positions detracted significantly from the Fund’s performance during the semi-annual period?

A	The Fund’s exposure to Taiwan’s information technology sector was the leading detractor from its performance for the semi-annual period overall, as fourth quarter 2008 challenges outweighed first quarter 2009 gains. For example, during the fourth quarter of 2008 when concerns of a deteriorating global economy dominated, the Fund’s positions in AU Optronics Corp. and Hon Hai Precision Industry Co. Ltd. fell along with the broad Taiwan equity market. AU Optronics Corp. is the world’s third-largest manufacturer of liquid-crystal displays. Expectations of slowing demand for televisions took their toll on the stock. Hon Hai Precision Industry Co. Ltd. is the world’s largest contract electronics manufacturer. Its stock initially fell on concerns that slowing demand in the U.S. and Europe would erode profits, but then it rebounded during the first months of 2009.

During the first four months of 2009, the Fund benefited from both strong stock selection in Taiwan’s information

PORTFOLIO RESULTS

technology sector and from its overweighted exposure to those names. In addition to Hon Hai Precision Industry Co. Ltd., other Taiwan positions that rebounded included MediaTek, Inc., an electronics manufacturer, and Taiwan Semiconductor Manufacturing Co. Ltd., the world’s largest independent semiconductor foundry. MediaTek, Inc.’s shares rose on expectations that shipments of mobile phone chips would rise with orders from mainland China. Taiwan Semiconductor Manufacturing Co. Ltd.’s shares advanced on speculation that the company might increase its sales forecast. The Fund’s Taiwanese holdings also were lifted by the strong performance of the Taiwanese equity market broadly during these months.

Q	Which of the Fund’s holdings in Singapore detracted most during the reporting period?

A	Stock selection within the financials sector of Singapore’s equity market detracted the most from performance. In particular, Fund holdings in commercial bank United Overseas Bank Ltd. and securities market exchange Singapore Exchange Ltd. fell on concerns that the economy could be heading for a recession, therefore hurting the firms’ profitability. Singapore-based Macquarie International Infrastructure Fund Ltd. was also a leading detractor from the Fund’s results during the reporting period. Its stock fell on weakness in the financials sector broadly, despite its plans to fully repay its debt by December 2009 and to retain cash and pay a dividend for the second half of 2008.

Q	Did the Fund make any significant purchases during the first half of the fiscal year?

A	We initiated a Fund position in Industrial & Commercial Bank of China Ltd. (“ICBC”), the largest Chinese commercial bank, in December 2008 based on its significant market share and solid fundamentals. We also sought to increase the Fund’s weighting in financials. We believe banks should benefit from government stimulus policies through expanded loan books over the remainder of the year. We felt that ICBC offered a better valuation compared with other banking names and featured fewer overhangs from foreign strategic shareholders’ selling pressure. More specifically, many U.S. and European banks moved to sell their strategic positions in several Chinese banks in order to raise capital during the reporting period. However, ICBC did not experience as much foreign strategic selling of its stock during the reporting period as many other Chinese banking names.

We increased the Fund’s position in China Life Insurance Co. Ltd., the second largest insurance company in China. China Life Insurance Co. Ltd. offered what we considered to be several appealing characteristics. It has an expanding franchise within the life insurance business in China. Its fee premium has been growing at a healthy pace. Its management quality, in our view, is better than that of its primary competitors. Finally, the insurance industry overall has low penetration in China currently and may gain from long-term secular growth trends.

Q	What sales did the Fund make during the six-month period?

A	We eliminated the Fund’s position in Esprit Holdings Ltd.
Though the stock was a strong performer for the Fund, we sold it in late December because we were concerned about demand in the consumer discretionary sector and felt its valuation was not justified.

We trimmed the Fund’s position in China Mobile Ltd. China Mobile Ltd. is the world’s largest wireless carrier as measured by number of users, with a subscriber base that exceeds the entire population of the U.S. It has benefited from taking the lion’s share of new subscribers, benefiting significantly from the rapidly rising mobile phone penetration rate in China. However, despite its dominant market share and good management team, China Mobile Ltd. is the primary target of an asymmetric policy introduced by the Chinese government on 3G carriers in an effort to foster more competition within its telecommunications industry. As a result, China Mobile Ltd. now faces greater competition and has already given conservative future earnings guidance during the first quarter of 2009.

Goldman Sachs Fundamental Emerging Markets
Equity Team

May 19, 2009

FUND BASICS

Asia Equity Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia Free ex-Japan
November 1, 2008-April 30, 2009	(based on NAV1)	Index (unhedged)[2]

Class A	16.89%	20.36%
Class B	16.31	20.36
Class C	16.43	20.36
Institutional	17.07	20.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Morgan Stanley Capital International All Country Asia Free ex-Japan Index (unhedged, with dividends reinvested) (the “MSCI AC Asia Free ex-Japan Index”) is a market capitalization-weighted composite of securities in 10 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-52.06%	-1.85%	2.16%	-1.83%	7/8/94
Class B	-52.22	-1.92	2.09	-3.94	5/1/96
Class C	-50.13	-1.48	2.09	-3.62	8/15/97
Institutional	-49.11	-0.38	3.33	-2.42	2/2/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less.

The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.77%
Class B	2.35	2.52
Class C	2.35	2.52
Institutional	1.20	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/095

	% of Net
Holding	Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	4.7%	Semiconductors &	South Korea
		Semiconductor Equipment
China Mobile Ltd.	4.3	Telecommunication Services	Hong Kong
Taiwan Semiconductor	3.1	Semiconductors &	Taiwan
Manufacturing Co. Ltd.		Semiconductor Equipment
China Life Insurance Co. Ltd.	2.7	Insurance	China
Class H
Industrial & Commercial Bank	2.4	Banks	China
of China Ltd. Class H
Reliance Industries Ltd.	2.1	Energy	India
Hon Hai Precision Industry	2.0	Technology Hardware &	Taiwan
Co. Ltd.		Equipment
China Construction Bank Corp.	1.8	Banks	China
Class H
Sun Hung Kai Properties Ltd.	1.8	Real Estate	Hong Kong
Cheung Kong (Holdings) Ltd.	1.7	Real Estate	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 4/30/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding investments in the securities lending reinvestment vehicle, if any).

PORTFOLIO RESULTS

BRIC Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs BRIC Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month period ended April 30, 2009, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 17.86%, 17.36% and 18.10%, respectively. These returns compare to the 23.44% cumulative total return of the Fund’s benchmark, the MSCI BRIC 5-25 IMI during the same period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	An overweighted allocation to and strong stock selection within India contributed positively to performance. However, the Fund underperformed the MSCI BRIC 5-25 IMI, as these positives were more than offset by weak stock selection within Russia, Brazil and China.

Q	What were some of the best-performing individual stocks within India?

A	The Fund’s position in GVK Power & Infrastructure Ltd., a holder of power and infrastructure assets in India, was the leading positive contributor to the Fund’s performance. Its shares rose significantly after the company announced it would divest from a significant stake in a road project. We maintained the Fund’s position in GVK Power & Infrastructure Ltd., as we continued to believe at the end of the reporting period that the greatest value of its stock stems from the company’s 2000 megawatt power project and its primary stake in the Mumbai International Airport.

Another strong performer among the Fund’s Indian equity holdings was Jindal Steel & Power Ltd. Jindal Steel & Power Ltd. performed well on the back of Indian steel demand showing positive signs during the first quarter of 2009. Such signs included decreasing steel prices and increased infrastructure spending within India, despite a weakening global outlook for the steel sector. The company also demonstrated strength in its power business, which accounts for a significant proportion of its company earnings.

Q	What were some of the Fund’s other winning stocks?

A	The Fund benefited from its position in Sberbank RF, a Russian commercial bank. We initiated the Fund’s position in Sberbank RF toward the end of January 2009 based on our belief that Sberbank RF is better capitalized than many other central and eastern European banks. We also have confidence in Sberbank RF’s prospects for long-term profitability.

Q	Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

A	A position in Russian telecommunications provider Vimpel-Communications (“VimpelCom”) detracted from the Fund’s performance during the semi-annual period. As a whole, shares of domestically-driven companies in Russia fell during the last months of 2008 due to concerns that the central bank’s devaluation of the ruble would negatively impact domestic companies, particularly those holding U.S. dollar-denominated debt. VimpelCom’s stock continued to suffer during the first quarter of 2009 on the back of the country’s currency decline, as the company has significant debt in foreign currencies. However, we maintained the Fund’s position in this stock, as we believe VimpelCom maintains an attractive business model and has been relatively resilient during the current economic slowdown.

Positions in several small-capitalization companies also detracted from the Fund’s results during the reporting period, as shares of these companies were disproportionately affected by tightening liquidity. These poorly-
performing small-cap companies included Russian coal producer Raspadskaya, Russian freight transportation services provider Globaltrans Investment PLC and Brazilian port shipping services company Santos Brasil Participacoes SA. We maintained our small-cap positions in Raspadskaya and Globaltrans Investment PLC in the Fund’s portfolio, as we believe these companies have strong balance sheets and their management teams have been diligent about cutting capital expenditures in an effort to manage costs amidst slowing demand.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the six-month period?

A	During the last months of 2008, we established modest Fund positions in cyclical industry names that had experienced severe dislocation from the market during the third calendar quarter of 2008. For example, we initiated positions in Hong Kong’s Huabao International Holdings Ltd. and Russia’s Cherepovets MK Severstal. Huabao International Holdings Ltd. produces tobacco and food flavors and chemicals used in fragrances. Cherepovets MK Severstal is an integrated steel producer. As a result of these purchases, the Fund moved from an underweight to a modest overweight position in the materials sector overall. Similarly, we modestly increased the Fund’s underweight position in the energy sector. As energy prices strengthened, we initiated positions in upstream producers such as Russia’s LUKOIL and Rosneft Oil Co.

Q	Did the Fund make any significant purchases or sales for country-specific reasons during the first half of the fiscal year?

A	In Russia, we reduced the Fund’s exposure to companies geared toward domestic earnings in anticipation of a devalued ruble. For example, during the reporting period, we eliminated the Fund’s position in juice and dairy product manufacturer Wimm-Bill-Dann Foods, as we believed there was greater value in other companies that were not as susceptible to foreign exchange volatility.

In India, we reduced the Fund’s exposure to the information technology sector. For example, we trimmed the Fund’s overweight position in Infosys Technologies Ltd. and exited the Fund’s position in Wipro Ltd., both information technology services companies. Historically, banks and broker-dealers have been the largest clients of Indian information technology firms. We believe that deteriorating capital markets will likely have an adverse effect on the financial services industry, consequently affecting the revenues of Infosys Technologies Ltd. and its peers.

Q	How was the Fund positioned relative to its benchmark index at the end of April 2009?

A	As of April 30, 2009, the Fund had slightly underweighted allocations to China, Brazil and India and a modestly overweighted exposure to Russia.

Goldman Sachs Fundamental Emerging Markets
Equity Team

May 19, 2009

FUND BASICS

BRIC Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI BRIC
November 1, 2008-April 30, 2009	(based on NAV1)	5-25 IMI[2]

Class A	17.86%	23.44%
Class C	17.36	23.44
Institutional	18.10	23.44

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International BRIC 5-25 Investable Markets Index (“the MSCI BRIC 5-25 IMI”) offers an exhaustive representation of the Brazilian, Russian, Indian and Chinese markets by targeting all companies with a market capitalization within the top 99% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As an addition to the parent Index this Index is weighted and rebalanced using a modified variation of the MSCI Barra’s proprietary “10-40” Index methodology. As of the end of December 2008, the MSCI BRIC 5-25 IMI consisted of 757 constituents. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Since Inception	Inception Date

Class A	-56.55%	-10.62%	6/30/06
Class C	-54.78	-9.45	6/30/06
Institutional	-53.83	-8.40	6/30/06

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.90%	1.93%
Class C	2.65	2.68
Institutional	1.50	1.53

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/095

Holding	% of Net Assets	Line of Business	Country

OAO Gazprom ADR	5.3%	Energy	Russia

Companhia Vale do Rio Doce ADR	4.8	Materials	Brazil

China Mobile Ltd.	3.7	Telecommunication Services	Hong Kong

Petroleo Brasileiro SA ADR Preference Shares Class A	3.7	Energy	Brazil

China Life Insurance Co. Ltd. Class H	3.6	Insurance	China

Itau Unibanco Banco Multiplo SA ADR	3.5	Banks	Brazil

Industrial & Commercial Bank of China Ltd. Class H	3.1	Banks	China

Reliance Industries Ltd.	2.9	Energy	India

CNOOC Ltd.	2.8	Energy	Hong Kong

Banco Bradesco SA ADR Preference Shares	2.7	Banks	Brazil

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 4/30/096

Percentage of Investment Portfolios

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represented 4.0% of the Fund’s Net Assets at April 30, 2009.

PORTFOLIO RESULTS

Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs Emerging Markets Equity Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month period ended April 30, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.06%, 12.57%, 12.69%, 13.32% and 13.01%, respectively. These returns compare to the 19.12% cumulative total return of the Fund’s benchmark, the MSCI EM IMI (Net) during the same period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	The Fund’s positioning in Peru, Russia and South Africa contributed positively to its returns relative to the MSCI EM IMI (Net). However, these positives were not enough to offset the detracting effects of the Fund’s positioning in Kuwait, South Korea and Mexico.

Q	What were some of the best-performing individual stocks within the countries that contributed most to the Fund’s performance?

A	In Peru, which was the leading positive contributor to the Fund’s results during the reporting period, holdings in Companhia de Minas Buenaventura SA and Southern Copper Corp. performed best. The shares of both of these metals producers advanced strongly on the back of rebound in commodity prices during the first months of 2009. Further supporting these stocks’ gains was an increasing optimism that Peru, a commodity-based economy, will be able to maintain economic growth despite the global recession.

Stock selection in Russia also proved effective, particularly in the financials and energy sectors. Within financials, the Fund benefited from its overweight position in commercial bank Sberbank RF. We initiated the Fund’s position in Sberbank RF toward the end of January 2009 based on our belief that Sberbank RF is better capitalized than many other central and eastern European banks. We also have confidence in Sberbank RF’s prospects for long-term profitability. The Fund’s overweight positions in Russian energy names, including Novatek Microelectronics Corp. Ltd., Rosneft Oil Co. and LUKOIL, also contributed to the Fund’s results, as these stocks benefited from the rise in oil prices during the six-month period.

Within South Africa, the Fund benefited from its overweight position in materials names. Specifically, the Fund’s holding in precious metals producer Impala Platinum Holdings Ltd. performed strongly during the first few months of 2009, as investors increasingly looked to precious metals as a safe haven.

Q	Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

A	Kuwaiti investment bank Global Investment House KSCC was the leading detractor from the Fund’s relative performance during the semi-annual period. Global Investment House KSCC has a large proprietary trading operation and a small asset management and brokerage business. With asset values falling across the world, and particularly in the Middle East, during the last months of 2008, the value of the company’s investments was significantly eroded. Due to its use of leverage, this led to a material impairment in the company’s book value. In addition, as conditions in the credit market deteriorated, the company was unable to extend the maturity of its debt. At the end of April 2009, Global Investment House KSCC was in the process of renegotiating its debt with its lenders.

Several holdings within the Fund’s South Korean allocation also detracted from results. Diversified electronics manufacturer Samsung Electronics Co. Ltd. performed poorly. Samsung Electronics Co. Ltd. was touched by the same broad brush of concern about deteriorating demand in the face of the global economic downturn that affected South Korean chip-makers as a whole. The Fund’s position in Korea Exchange Bank also detracted due primarily to growing concerns about the deepening economic slump. More broadly speaking, the Fund’s relatively defensive positioning and its underweight position in smaller-cap information technology equities, which rallied strongly during the first quarter of 2009, also hurt relative to performance.

PORTFOLIO RESULTS

Mexico’s equity market overall was dragged down during the reporting period by concerns about a slowdown in U.S. economic growth and the impact that may have on its southern neighbor. Within Mexico, the Fund’s holdings in cement producer Cemex SAB de CV (“Cemex”) and homebuilder Corp. GEO SAB de CV (“GEO”) detracted from results most. Cemex performed poorly based on concerns over the company’s ability to roll over its debt after it failed to place a bond issue. There were also worries that Cemex is highly exposed to the declining U.S. and European housing industry. We reduced the Fund’s position in Cemex by the end of the reporting period. Shares of GEO fell on the back of news that MSCI-Barra was removing the company from the MSCI Mexico Index. However, we maintained the Fund’s position in GEO as we believe that homebuilding industry trends are positive, particularly in the low-income segment, which constitutes the majority of GEO’s revenue.

Q	Did the Fund make any significant purchases during the first half of the fiscal year?

A	During the reporting period, we initiated new positions in Teva Pharmaceutical Industries Ltd., MTN Group Ltd. and, as mentioned above, Sberbank RF.

Israel’s Teva Pharmaceutical Industries Ltd. is the world’s leading generic drug manufacturer but also has a strong franchise in branded drugs, most notably in multiple sclerosis drug Copaxone. We liked the stock because the company operates in an industry with a strong trend toward generic drugs, and governments and health authorities are seeking to decrease their health care costs.

Teva Pharmaceutical Industries Ltd. also benefits from economies of scale, is highly cash generative and is expected to see significant synergy opportunities from its recent acquisition of Barr Pharmaceuticals, Inc., the fourth largest generic firm in the U.S.

MTN Group Ltd. is a South African mobile phone operator with operations not only in South Africa but in numerous other African markets as well. We had been monitoring MTN Group Ltd. for some time and the 2008 market sell-off offered what we considered to be an attractive entry point. MTN Group Ltd. is profitable and under-leveraged, and we believe its operations in underpenetrated markets give it an attractive growth profile.

Q	What sales did the Fund make during the six-month period?

A	We sold the Fund’s position in Austria’s Erste Group Bank AG due to its exposure to central and eastern Europe and on concerns that it may need to raise capital. We sold the Fund’s positions in South African discount food producer Tiger Bands Ltd. and Russian gas producer Novatek Microelectronics Corp. Ltd., taking profits following their strong share price performance. We also trimmed the Fund’s position in Brazilian miner Companhia Vale do Rio Doce to take profits following its stock’s strong performance.

Goldman Sachs Fundamental Emerging Markets Equity Team

May 19, 2009

FUND BASICS

Emerging Markets Equity Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI EM
November 1, 2008-April 30, 2009	(based on NAV1)	IMI (Net)[2]

Class A	13.06%	19.12%
Class B	12.57	19.12
Class C	12.69	19.12
Institutional	13.32	19.12
Service	13.01	19.12

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International Emerging Markets Investable Markets Index (Net) (the “MSCI EM IMI (Net)”) offers an exhaustive representation of the Emerging markets (Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 99% of their investable equity universe subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As of the end of December 2008, the MSCI EM IMI (Net) consisted of 2,419 constituents. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-52.60%	1.63%	5.53%	2.95%	12/15/97
Class B	-52.75	1.63	5.49	2.87	12/15/97
Class C	-50.73	2.01	5.44	2.86	12/15/97
Institutional	-49.64	3.20	6.69	4.04	12/15/97
Service	-49.94	2.67	6.25	3.34	12/15/97

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.84%	1.84%
Class B	2.59	2.59
Class C	2.59	2.59
Institutional	1.44	1.44
Service	1.94	1.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/095

	% of
Holding	Net Assets	Line of Business	Country

Petroleo Brasileiro SA ADR	3.1%	Energy	Brazil
Preference Shares Class A
China Mobile Ltd.	3.1	Telecommunication Services	Hong Kong
Taiwan Semiconductor	3.0	Semiconductors &	Taiwan
Manufacturing Co. Ltd.		Semiconductor Equipment
Companhia Vale do Rio Doce	2.7	Materials	Brazil
Preference A Shares
OAO Gazprom ADR	2.5	Energy	Russia
Hon Hai Precision Industry	2.3	Technology Hardware &	Taiwan
Co. Ltd.		Equipment
Samsung Electronics Co. Ltd.	2.2	Semiconductors &	South Korea
Preference Shares		Semiconductor Equipment
MTN Group Ltd.	1.9	Telecommunication Services	South Africa
China Life Insurance Co. Ltd.	1.7	Insurance	China
Class H
Teva Pharmaceutical Industries Ltd. ADR	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Israel

5The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 4/30/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represented 0.5% of the Fund’s Net Assets at April 30, 2009.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 98.5%

China – 15.2%
20,000	Anhui Conch Cement Co. Ltd. Class H (Materials)*	$132,568
236,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	279,915
1,699,000	China Construction Bank Corp. Class H (Banks)	980,864
415,000	China Life Insurance Co. Ltd. Class H (Insurance)	1,457,444
173,500	China Merchants Bank Co. Ltd. Class H (Banks)	309,997
1,148,000	China Petroleum & Chemical Corp. Class H (Energy)	892,276
305,000	China Railway Group Ltd. Class H (Capital Goods)*	208,108
159,000	China Shanshui Cement Group Ltd. Class H (Materials)*	88,529
227,500	China Shenhua Energy Co. Ltd. Class H (Energy)*	628,996
516,000	Huaneng Power International, Inc. Class H (Utilities)*	351,663
2,278,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,295,913
86,000	Parkson Retail Group Ltd. Class H (Retailing)	108,004
658,000	PetroChina Co. Ltd. Class H (Energy)	573,492
60,000	Want Want China Holdings Ltd. Class H (Food, Beverage & Tobacco)	29,918
61,000	Weichai Power Co. Ltd. Class H (Capital Goods)	172,619
282,000	Zijin Mining Group Co. Ltd. Class H (Materials)	215,986
99,580	ZTE Corp. Class H (Technology Hardware & Equipment)	335,723

		8,062,015

Hong Kong – 24.9%
397,000	Belle International Holdings Ltd. (Retailing)	302,466
243,000	BOC Hong Kong (Holdings) Ltd. (Banks)	343,209
100,000	Cafe de Coral Holdings Ltd. (Consumer Services)	185,656
89,000	Cheung Kong (Holdings) Ltd. (Real Estate)	918,088
36,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	138,871
90,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	160,079
266,000	China Mobile Ltd. (Telecommunication Services)	2,296,972
242,000	China Overseas Land & Investment Ltd. (Real Estate)	421,495

48,000	China Resources Enterprise Ltd. (Retailing)	84,533
128,000	China Resources Land Ltd. (Real Estate)	228,924
144,000	China Resources Power Holdings Co. Ltd. (Utilities)	322,684
446,910	China Unicom Hong Kong Ltd. (Telecommunication Services)	517,916
75,500	CLP Holdings Ltd. (Utilities)	509,498
729,000	CNOOC Ltd. (Energy)	813,797
80,000	Hang Lung Properties Ltd. (Real Estate)	224,696
30,600	Hang Seng Bank Ltd. (Banks)	339,161
190,000	Hong Kong & China Gas Co. Ltd. (Utilities)	353,379
53,000	Hong Kong Electric Holdings Ltd. (Utilities)	312,885
12,500	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	143,980
375,000	Huabao International Holdings Ltd. (Materials)	265,070
88,000	Hutchison Whampoa Ltd. (Capital Goods)	518,317
131,000	Hysan Development Co. Ltd. (Real Estate)	237,913
108,000	Li & Fung Ltd. (Retailing)	303,417
78,000	Lifestyle International Holdings Ltd. (Retailing)	74,522
116,500	MTR Corp. Ltd. (Transportation)	294,884
70,000	Noble Group Ltd. (Capital Goods)	60,643
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—
183,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	623,511
149,000	Shimao Property Holdings Ltd. (Real Estate)	165,476
94,000	Sun Hung Kai Properties Ltd. (Real Estate)	971,749
32,000	Television Broadcasts Ltd. (Media)	113,066
219,500	The Link Real Estate Investment Trust (REIT)	426,699
145,000	The Wharf (Holdings) Ltd. (Real Estate)	477,085
182,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	113,000

		13,263,641

India – 9.3%
15,199	Axis Bank Ltd. (Banks)	170,347
21,159	Cipla Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	102,579
57,606	Crompton Greaves Ltd. (Capital Goods)	186,231

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

227,119	GVK Power & Infrastructure Ltd. (Utilities)*	$128,187
22,719	HCL Technologies Ltd. (Software & Services)	59,649
19,196	HDFC Bank Ltd. (Banks)*	425,583
45,268	Hindustan Unilever Ltd. (Household & Personal Products)	213,154
9,597	Housing Development Finance Corp. Ltd. (Banks)	333,578
13,455	ICICI Bank Ltd. (Banks)	130,215
88,468	Idea Cellular Ltd. (Telecommunication Services)*	103,696
54,403	Indiabulls Real Estate Ltd. (Real Estate)	141,649
64,119	Indiabulls Securities Ltd. (Diversified Financials)	37,339
21,800	Infosys Technologies Ltd. (Software & Services)	662,887
45,746	ITC Ltd. (Food, Beverage & Tobacco)	173,491
6,196	Jindal Steel & Power Ltd. (Materials)	203,512
3,497	Lupin Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	50,518
30,172	Reliance Industries Ltd. (Energy)	1,099,006
16,420	Reliance Infrastructure Ltd. (Utilities)	230,611
47,948	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	94,915
20,428	Sterlite Industries (India) Ltd. (Materials)	170,551
10,165	Tata Power Co. Ltd. (Utilities)	183,441
26,347	Yes Bank Ltd. (Banks)*	41,115

		4,942,254

Indonesia – 1.6%
277,800	PT Bank Rakyat Indonesia (Banks)	150,718
623,500	PT Perusahaan Gas Negara (Utilities)	151,594
653,000	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	474,460
104,500	PT Unilever Indonesia Tbk (Household & Personal Products)	76,194

		852,966

Malaysia – 3.4%
100,000	Bumiputra-Commerce Holdings Berhad (Banks)	225,159
74,200	Genting Berhad (Consumer Services)	96,981
149,800	Hong Leong Financial Group Berhad (Banks)	210,020
84,000	IOI Corp. Berhad (Food, Beverage & Tobacco)	100,682
43,000	Public Bank Berhad (Banks)	103,611

521,500	Resorts World Berhad (Consumer Services)	352,840
90,800	Sime Darby Berhad (Capital Goods)	167,666
141,000	Telekom Malaysia Berhad (Telecommunication Services)	150,960
141,800	Tenaga Nasional Berhad (Utilities)	291,567
182,900	YTL Power International Berhad (Utilities)	106,165

		1,805,651

Singapore – 5.0%
83,000	CapitaLand Ltd. (Real Estate)	153,111
13,000	City Developments Ltd. (Real Estate)	56,262
102,000	ComfortDelGro Corp. Ltd. (Transportation)	97,240
68,500	DBS Group Holdings Ltd. (Banks)	435,478
40,000	Keppel Corp. Ltd. (Capital Goods)	159,693
90,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	354,708
18,000	Singapore Airlines Ltd. (Transportation)	129,457
30,000	Singapore Exchange Ltd. (Diversified Financials)	125,839
64,000	Singapore Press Holdings Ltd. (Media)	125,118
39,000	Singapore Technologies Engineering Ltd. (Capital Goods)	67,285
313,000	Singapore Telecommunications Ltd. (Telecommunication Services)	537,822
50,000	United Overseas Bank Ltd. (Banks)	385,384
23,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	54,956

		2,682,353

South Korea – 21.6%
44,790	Hansol Paper Co. Ltd. (Materials)*	331,047
4,708	Hite Brewery Co. Ltd. (Food, Beverage & Tobacco)	671,736
26,030	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	292,281
26,670	Hyundai Development Co. (Capital Goods)	830,552
2,740	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	491,258
11,910	Hyundai Mobis (Automobiles & Components)	914,000
127,620	Korea Exchange Bank (Banks)	727,103
95,886	Korean Reinsurance Co. Ltd. (Insurance)	887,453
2,968	LG Chem Ltd. (Materials)	327,704
34,100	LG Dacom Corp. (Telecommunication Services)	522,455

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)

28,850	LG Display Co. Ltd. (Technology Hardware & Equipment)	$708,006
2,230	Lotte Shopping Co. Ltd. (Retailing)	389,500
7,371	Mirae Asset Securities Co. Ltd. (Diversified Financials)*	428,050
1,700	POSCO (Materials)	524,247
9,820	Samsung Card Co. Ltd. (Diversified Financials)	293,231
5,451	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,517,038
3,673	SK Energy Co. Ltd. (Energy)	287,956
2,550	SK Telecom Co. Ltd. (Telecommunication Services)	363,519

		11,507,136

Taiwan – 16.0%
440,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	244,273
311,000	Cathay Financial Holding Co. Ltd. (Insurance)	348,033
358,000	China Steel Corp. (Materials)	276,983
712,282	Chinatrust Financial Holding Co. Ltd. (Banks)	325,568
253,529	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	482,923
138,000	Formosa Plastics Corp. (Materials)	243,146
361,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	279,818
363,200	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,048,572
52,935	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	550,528
749,000	Mega Financial Holding Co. Ltd. (Banks)	302,758
303,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	185,808
96,000	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	268,538
344,000	Novatek Microelectronics Corp. Ltd. (Semiconductors & Semiconductor Equipment)*	719,974
99,000	President Chain Store Corp. (Food & Staples Retailing)	238,374
32,735	Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	165,285
251,000	Synnex Technology International Corp. (Technology Hardware & Equipment)	364,165
315,000	Taiwan Cement Corp. (Materials)	300,947

103,000	Taiwan Fertilizer Co. Ltd. (Materials)	236,373
82,000	Taiwan Mobile Co. Ltd. (Telecommunication Services)	129,485
964,377	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,631,959
175,000	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	175,728

		8,519,238

Thailand – 1.5%
73,000	Advanced Info Service PCL (Telecommunication Services)	163,885
34,400	Bangkok Bank PCL (Banks)	83,078
7,600	Banpu PCL (Energy)	60,811
130,400	Kasikornbank PCL (Banks)	205,428
39,200	PTT PCL (Energy)	209,024
110,100	Total Access Communication PCL (Telecommunication Services)*	86,588

		808,814

TOTAL COMMON STOCKS
(Cost $53,879,765)		$52,444,068

Shares	Rate	Value

Investment Company(a) – 0.8%

JPMorgan U.S. Government Money Market Fund – Capital Shares
423,670	0.377%	$423,670
(Cost $423,670)

TOTAL INVESTMENTS – 99.3%
(Cost $54,303,435)		$52,867,738

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		381,086

NET ASSETS – 100.0%		$53,248,824

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 98.7%

Brazil – 26.5%
247,600	All America Latina Logistica SA (Transportation)	$1,271,397
621,599	Banco Bradesco SA ADR Preference Shares (Banks)	7,633,236
558,591	BM&F BOVESPA SA (Diversified Financials)	2,296,681
61,829	Companhia de Bebidas das Americas ADR Preference Shares (Food, Beverage & Tobacco)(a)	3,485,919
98,730	Companhia Energetica de Sao Paulo Preference B Shares (Utilities)	699,109
817,726	Companhia Vale do Rio Doce ADR (Materials)(a)	13,500,656
338,500	Cyrela Brazil Realty SA (Consumer Durables & Apparel)*	2,154,140
119,838	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference B Shares (Utilities)	1,563,021
493,000	Gerdau SA Preference Shares (Materials)	3,540,492
217,307	Iguatemi Empresa de Shopping Centers SA (Real Estate)	1,640,015
716,526	Itau Unibanco Banco Multiplo SA ADR Preference Shares (Banks)	9,837,899
456,900	Lojas Renner SA (Retailing)	4,145,382
147,300	Perdigao SA (Food, Beverage & Tobacco)*	2,170,184
378,700	Petroleo Brasileiro SA ADR Preference Shares (Energy)	10,217,326
250,100	Tele Norte Leste Participacoes SA ADR Preference Shares (Telecommunication Services)	3,889,055
191,600	Tractebel Energia SA (Utilities)	1,579,051
72,100	Ultrapar Participacoes SA Preference Shares (Retailing)	2,014,828
143,399	Vivo Participacoes SA ADR (Telecommunication Services)	2,288,648

		73,927,039

China – 24.1%
384,000	Anhui Conch Cement Co. Ltd. Class H (Materials)*	2,545,318
2,429,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	2,880,987
11,904,000	China Construction Bank Corp. Class H (Banks)	6,872,398
2,824,000	China Life Insurance Co. Ltd. Class H (Insurance)	9,917,646
1,592,000	China Merchants Bank Co. Ltd. Class H (Banks)	2,844,468
8,768,000	China Petroleum & Chemical Corp. Class H (Energy)	6,814,871
4,189,000	China Railway Group Ltd. Class H (Capital Goods)*	2,858,237

2,841,000	China Shanshui Cement Group Ltd. Class H (Materials)*	1,581,824
2,000,000	China Shenhua Energy Co. Ltd. Class H (Energy)*	5,529,636
5,750,000	Huaneng Power International, Inc. Class H (Utilities)*	3,918,722
15,313,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	8,711,292
4,070,000	PetroChina Co. Ltd. Class H (Energy)	3,547,286
1,184,000	Weichai Power Co. Ltd. Class H (Capital Goods)	3,350,505
4,392,000	Zijin Mining Group Co. Ltd. Class H (Materials)	3,363,864
716,460	ZTE Corp. Class H (Technology Hardware & Equipment)	2,415,464

		67,152,518

Hong Kong – 15.6%
2,873,000	Belle International Holdings Ltd. (Retailing)	2,188,876
1,266,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	2,251,772
1,195,500	China Mobile Ltd. (Telecommunication Services)	10,323,420
2,930,960	China Overseas Land & Investment Ltd. (Real Estate)	5,104,898
1,320,000	China Resources Land Ltd. (Real Estate)	2,360,774
1,540,000	China Resources Power Holdings Co. Ltd. (Utilities)	3,450,931
3,530,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	4,090,858
6,970,000	CNOOC Ltd. (Energy)	7,780,744
4,025,000	Huabao International Holdings Ltd. (Materials)	2,845,083
760,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	2,589,443
573,500	Shimao Property Holdings Ltd. (Real Estate)	636,917

		43,623,716

India – 16.2%
154,900	Axis Bank Ltd. (Banks)	1,736,081
194,952	Cipla Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	945,133
612,542	Crompton Greaves Ltd. (Capital Goods)	1,980,251
2,593,547	GVK Power & Infrastructure Ltd. (Utilities)*	1,463,802
208,709	HCL Technologies Ltd. (Software & Services)	547,973
189,537	HDFC Bank Ltd. (Banks)*	4,202,116
399,542	Hindustan Unilever Ltd. (Household & Personal Products)	1,881,328
88,977	Housing Development Finance Corp. Ltd. (Banks)	3,092,712

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

90,521	ICICI Bank Ltd. (Banks)	$876,043
857,729	Idea Cellular Ltd. (Telecommunication Services)*	1,005,376
655,316	Indiabulls Real Estate Ltd. (Real Estate)	1,706,243
749,491	Indiabulls Securities Ltd. (Diversified Financials)	436,455
187,755	Infosys Technologies Ltd. (Software & Services)	5,709,187
380,357	ITC Ltd. (Food, Beverage & Tobacco)	1,442,498
61,297	Jindal Steel & Power Ltd. (Materials)	2,013,349
48,823	Lupin Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	705,300
222,452	Reliance Industries Ltd. (Energy)	8,102,747
168,447	Reliance Infrastructure Ltd. (Utilities)	2,365,759
482,071	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	954,279
207,882	Sterlite Industries (India) Ltd. (Materials)	1,735,578
103,081	Tata Power Co. Ltd. (Utilities)	1,860,235
311,676	Yes Bank Ltd. (Banks)*	486,383

		45,248,828

Luxembourg – 0.5%
116,747	Evraz Group SA (Registered) GDR (Materials)	1,507,112

Russia – 15.8%
424,254	Cherepovets MK Severstal (Registered) GDR (Materials)	1,625,528
307,316	Comstar United Telesystems OJSC (Registered) GDR (Telecommunication Services)	1,337,735
764,137	Globaltrans Investment PLC GDR (Transportation)*(b)	2,620,990
7,601,213	Kuzbassrazrezugol (Energy)*	760,121
142,122	LUKOIL ADR (Energy)(a)	6,270,423
28,150	Novorossiysk Commercial Sea Port GDR (Transportation)	174,447
834,055	OAO Gazprom ADR (Energy)	14,762,774
1,206,022	Raspadskaya (Materials)	1,900,734
389,323	Rosneft Oil Co. GDR (Energy)	2,008,480
4,829,757	Sberbank RF (Banks)	4,014,658
575,416	Vimpel-Communications ADR (Telecommunication Services)*(a)	5,420,419
232,205	X 5 Retail Group NV GDR (Food & Staples Retailing)*	3,072,099

		43,968,408

TOTAL COMMON STOCKS
(Cost $284,859,328)		$275,427,621

Shares	Rate	Value

Investment Company(c) – 0.9%

JPMorgan U.S. Government Money Market Fund – Capital Shares
2,428,256	0.377%	$2,428,256
(Cost $2,428,256)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $287,287,584)		$277,855,877

Securities Lending Reinvestment Vehicle(c)(d) – 4.0%

Boston Global Investment Trust – Enhanced Portfolio
11,388,813	0.493%	$11,286,314
(Cost $11,221,880)

TOTAL INVESTMENTS – 103.6%
(Cost $298,509,464)		$289,142,191

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%		(10,055,378)

NET ASSETS – 100.0%		$279,086,813

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,620,990, which represents approximately 0.9% of net assets as of April 30, 2009.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 96.9%

Brazil – 12.6%
206,100	All America Latina Logistica SA (Transportation)	$1,058,299
477,549	Banco Bradesco SA ADR Preference Shares (Banks)	5,864,302
428,756	BM&F BOVESPA SA (Diversified Financials)	1,762,856
44,279	Companhia de Bebidas das Americas ADR Preference Shares (Food, Beverage & Tobacco)	2,496,450
77,579	Companhia Energetica de Sao Paulo Preference B Shares (Utilities)	549,339
986,200	Companhia Vale do Rio Doce Preference A Shares (Materials)	13,849,466
43,000	Cyrela Brazil Realty SA (Consumer Durables & Apparel)*	273,643
60,802	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference B Shares (Utilities)	793,027
366,700	Gerdau SA Preference Shares (Materials)	2,633,465
468,543	Itau Unibanco Banco Multiplo SA ADR Preference Shares (Banks)	6,433,088
368,700	Lojas Renner SA (Retailing)	3,345,157
126,400	Perdigao SA (Food, Beverage & Tobacco)*	1,862,263
582,120	Petroleo Brasileiro SA ADR Preference Shares (Energy)	15,705,598
157,600	Tele Norte Leste Participacoes SA ADR Preference Shares (Telecommunication Services)	2,450,680
165,700	Tractebel Energia SA (Utilities)	1,365,599
64,200	Ultrapar Participacoes SA Preference Shares (Retailing)	1,794,063
114,326	Vivo Participacoes SA ADR (Telecommunication Services)	1,824,643

		64,061,938

China – 11.1%
400,000	Anhui Conch Cement Co. Ltd. Class H (Materials)*	2,651,373
10,399,000	China Construction Bank Corp. Class H (Banks)	6,003,533
2,416,000	China Life Insurance Co. Ltd. Class H (Insurance)	8,484,785
1,522,500	China Merchants Bank Co. Ltd. Class H (Banks)	2,720,290
6,614,000	China Petroleum & Chemical Corp. Class H (Energy)	5,140,689
2,926,000	China Railway Group Ltd. Class H (Capital Goods)*	1,996,467
2,929,000	China Shanshui Cement Group Ltd. Class H (Materials)*	1,630,821
1,438,500	China Shenhua Energy Co. Ltd. Class H (Energy)*	3,977,190

6,226,000	Huaneng Power International, Inc. Class H (Utilities)*	4,243,124
13,919,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	7,918,271
4,054,000	PetroChina Co. Ltd. Class H (Energy)	3,533,341
1,383,000	Weichai Power Co. Ltd. Class H (Capital Goods)	3,913,639
5,122,000	Zijin Mining Group Co. Ltd. Class H (Materials)	3,922,977

		56,136,500

Egypt – 0.5%
391,309	Commercial International Bank (Banks)	2,748,572

Hong Kong – 7.0%
3,348,000	Belle International Holdings Ltd. (Retailing)	2,550,768
1,938,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	3,447,025
1,801,500	China Mobile Ltd. (Telecommunication Services)	15,556,370
2,348,400	China Overseas Land & Investment Ltd. (Real Estate)	4,090,244
1,070,000	China Resources Land Ltd. (Real Estate)	1,913,658
4,709,000	CNOOC Ltd. (Energy)	5,256,747
775,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	2,640,550

		35,455,362

India – 6.1%
108,588	Axis Bank Ltd. (Banks)	1,217,027
127,107	Cipla Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	616,219
428,055	Crompton Greaves Ltd. (Capital Goods)	1,383,834
1,755,752	GVK Power & Infrastructure Ltd. (Utilities)*	990,949
143,240	HCL Technologies Ltd. (Software & Services)	376,082
123,978	HDFC Bank Ltd. (Banks)*	2,748,645
262,245	Hindustan Unilever Ltd. (Household & Personal Products)	1,234,836
62,192	Housing Development Finance Corp. Ltd. (Banks)	2,161,704
61,088	ICICI Bank Ltd. (Banks)	591,196
602,212	Idea Cellular Ltd. (Telecommunication Services)*	705,875
444,698	Indiabulls Real Estate Ltd. (Real Estate)	1,157,858
505,542	Indiabulls Securities Ltd. (Diversified Financials)	294,395
126,600	Infosys Technologies Ltd. (Software & Services)	3,849,607

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

264,692	ITC Ltd. (Food, Beverage & Tobacco)	$1,003,840
41,480	Jindal Steel & Power Ltd. (Materials)	1,362,444
33,622	Lupin Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	485,705
162,672	Reliance Industries Ltd. (Energy)	5,925,279
116,429	Reliance Infrastructure Ltd. (Utilities)	1,635,191
344,237	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	681,431
145,548	Sterlite Industries (India) Ltd. (Materials)	1,215,160
69,654	Tata Power Co. Ltd. (Utilities)	1,257,000
209,850	Yes Bank Ltd. (Banks)*	327,480

		31,221,757

Indonesia – 1.3%
4,663,000	PT Bank Rakyat Indonesia (Banks)	2,529,874
29,476,500	PT Bumi Resources Tbk (Energy)	4,053,851

		6,583,725

Israel – 3.0%
175,900	Check Point Software Technologies Ltd. (Software & Services)*	4,075,603
379,710	Israel Chemicals Ltd. (Materials)	3,123,695
182,224	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	7,997,811

		15,197,109

Kazakhstan – 1.0%
295,923	KazMunaiGas Exploration Production GDR (Energy)	5,206,420

Luxembourg – 0.4%
144,112	Evraz Group SA (Registered) GDR (Materials)	1,860,373

Malaysia – 1.0%
7,099,000	Resorts World Berhad (Consumer Services)	4,803,084

Mexico – 3.9%
125,400	America Movil SAB de CV ADR Series L (Telecommunication Services)	4,119,390
191,052	Cemex SAB de CV ADR (Materials)*(a)	1,429,069
4,038,042	Corp. GEO SAB de CV Series B (Consumer Durables & Apparel)*	5,264,722
2,677,844	Corp. Moctezuma SAB de CV (Materials)	4,519,323

1,028,500	Grupo Financiero Banorte SAB de CV Class O (Banks)	1,586,778
170,200	Grupo Televisa SA ADR (Media)	2,634,696

		19,553,978

Peru(a) – 0.9%
255,011	Southern Copper Corp. (Materials)	4,735,554

Russia – 8.3%
506,120	Cherepovets MK Severstal (Registered) GDR (Materials)	1,939,198
551,007	Comstar United Telesystems OJSC (Registered) GDR (Telecommunication Services)	2,398,513
131,555	LUKOIL ADR (Energy)	5,804,207
723,715	OAO Gazprom ADR (Energy)	12,809,755
461,364	Rosneft Oil Co. GDR (Energy)*	2,380,133
6,217,096	Sberbank RF (Banks)	5,167,861
661,750	Vimpel-Communications ADR (Telecommunication Services)*	6,233,685
411,712	X 5 Retail Group NV GDR (Food & Staples Retailing)*	5,446,997

		42,180,349

South Africa – 8.9%
978,133	African Bank Investments Ltd. (Diversified Financials)	3,099,312
184,800	AngloGold Ashanti Ltd. ADR (Materials)	5,691,840
306,490	Impala Platinum Holdings Ltd. (Materials)	5,856,115
661,643	JD Group Ltd. (Retailing)	2,651,505
758,000	MTN Group Ltd. (Telecommunication Services)	9,841,257
1,255,491	Pretoria Portland Cement Co. Ltd. (Materials)	4,818,965
130,100	Sappi Ltd. (Materials)	347,271
200,407	Sasol Ltd. (Energy)	6,034,305
271,420	Standard Bank Group Ltd. (Banks)	2,622,517
345,193	Telkom South Africa Ltd. (Telecommunication Services)	4,349,358

		45,312,445

South Korea – 14.1%
284,820	Hansol Paper Co. Ltd. (Materials)*	2,105,129
28,782	Hite Brewery Co. Ltd. (Food, Beverage & Tobacco)	4,106,605
149,650	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	1,680,362
191,680	Hyundai Development Co. (Capital Goods)	5,969,261
16,660	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	2,986,995

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)

72,900	Hyundai Mobis (Automobiles & Components)	$5,594,511
790,600	Korea Exchange Bank (Banks)	4,504,368
586,160	Korean Reinsurance Co. Ltd. (Insurance)	5,425,081
17,026	LG Chem Ltd. (Materials)	1,879,883
218,550	LG Dacom Corp. (Telecommunication Services)	3,348,465
174,670	LG Display Co. Ltd. (Technology Hardware & Equipment)	4,286,563
13,630	Lotte Shopping Co. Ltd. (Retailing)	2,380,667
61,125	Mirae Asset Securities Co. Ltd. (Diversified Financials)*	3,549,665
8,560	POSCO (Materials)	2,639,736
54,790	Samsung Card Co. Ltd. (Diversified Financials)	1,636,059
10,030	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,631,424
42,728	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	11,050,096
20,540	SK Energy Co. Ltd. (Energy)	1,610,298
16,450	SK Telecom Co. Ltd. (Telecommunication Services)	2,345,055

		71,730,223

Taiwan – 11.4%
4,739,287	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	2,631,088
3,762,000	Cathay Financial Holding Co. Ltd. (Insurance)	4,209,964
10,736,000	Chinatrust Financial Holding Co. Ltd. (Banks)	4,907,188
2,200,259	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	4,191,063
1,811,125	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	2,058,323
4,041,843	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	11,668,951
615,200	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	6,398,125
3,520,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	2,158,562
2,342,000	Novatek Microelectronics Corp. Ltd. (Semiconductors & Semiconductor Equipment)	4,901,684

8,861,711	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	14,996,159

		58,121,107

Thailand – 2.7%
3,842,000	Kasikornbank PCL (Banks)	6,052,569
4,976,100	Thai Oil PCL (Energy)	4,506,118
6,735,800	Thoresen Thai Agencies PCL (Transportation)	3,106,761

		13,665,448

Turkey – 2.7%
1,524,384	Turk Telekomunikasyon AS (Telecommunication Services)*	4,192,320
649,190	Turkcell Iletisim Hizmet AS (Telecommunication Services)	3,317,424
2,203,262	Turkiye Is Bankasi Class C (Banks)	6,360,891

		13,870,635

TOTAL COMMON STOCKS
(Cost $456,007,628)		$492,444,579

Notional		Maturity
Shares	Description	Date	Value

Structured Notes* – 0.9%

Kuwait – 0.2%
3,626,101	Deutsche Bank AG (Referenced Obligation: Global Investment House KSCC) (Diversified Financials)	12/03/18	$1,051,569

Taiwan – 0.7%
3,655,875	Citigroup Global Markets (Referenced Obligation: Taiwan Cement Corp.) (Materials)	01/17/14	3,473,081

TOTAL STRUCTURED NOTES
(Cost $10,599,949)			$4,524,650

Shares	Rate	Value

Investment Company(b) – 4.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
22,394,073	0.377%	$22,394,073
(Cost $22,394,073)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $489,001,650)		$519,363,302

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Rate	Value

Investment Company(b) – (continued)

Securities Lending Reinvestment Vehicle(b)(c) – 0.5%

Boston Global Investment Trust – Enhanced Portfolio
2,506,629	0.493%	$2,484,070
(Cost $2,466,999)

TOTAL INVESTMENTS – 102.7%
(Cost $491,468,649)		$521,847,372

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%		(13,609,032)

NET ASSETS – 100.0%		$508,238,340

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2009 (Unaudited)

	Asia Equity	BRIC	Emerging Markets
	Fund	Fund	Equity Fund

Assets:

Investment in securities of unaffiliated issuers, at value (identified cost $54,303,435, $287,287,584, and $489,001,650, respectively)(a)	$52,867,738	$277,855,877	$519,363,302
Investment in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $11,221,880 and $2,466,999, respectively)	—	11,286,314	2,484,070
Foreign currencies, at value (identified cost $147,067, $61,689 and $569,235, respectively)	149,805	62,435	587,135
Receivables:
Regulatory settlement proceeds	562,388	—	72,103
Investment securities sold, at value	373,135	1,709,514	3,048,566
Dividends and interest, at value	62,492	1,312,210	1,008,558
Foreign tax reclaims, at value	21,185	170,839	815,566
Fund shares sold	12,698	1,564,484	3,680,034
Securities lending income	—	3,593	2,622

Total assets	54,049,441	293,965,266	531,061,956

Liabilities:

Payables:
Payable upon return of securities loaned	—	11,295,547	2,328,750
Fund shares redeemed	301,072	432,972	854,666
Investment securities purchased, at value	281,225	2,221,796	17,797,286
Amounts owed to affiliates	62,249	594,007	1,108,477
Foreign capital gains taxes	14,304	—	147,590
Accrued expenses	141,767	334,131	586,847

Total liabilities	800,617	14,878,453	22,823,616

Net Assets:

Paid-in capital	99,616,644	624,586,750	1,241,354,915
Accumulated undistributed (distributions in excess of) net investment income	149,268	98,197	(1,649,496)
Accumulated net realized loss from investment, futures and foreign currency related transactions	(45,067,180)	(336,195,800)	(761,434,256)
Net unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(1,449,908)	(9,402,334)	29,967,177

NET ASSETS	$53,248,824	$279,086,813	$508,238,340

Net Assets:
Class A	$34,123,698	$182,771,543	$178,979,952
Class B	1,188,812	—	7,127,686
Class C	2,813,403	80,513,278	10,587,916
Institutional	15,122,911	15,801,992	305,448,792
Service	—	—	6,093,994

Total Net Assets	$53,248,824	$279,086,813	$508,238,340

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,957,999	20,982,578	18,725,056
Class B	107,070	—	800,430
Class C	255,134	9,445,413	1,180,443
Institutional	1,251,023	1,794,337	30,105,757
Service	—	—	653,811

Net asset value, offering and redemption price per share:(b)
Class A	$11.54	$8.71	$9.56
Class B	11.10	—	8.90
Class C	11.03	8.52	8.97
Institutional	12.09	8.81	10.15
Service	—	—	9.32

(a)	Includes loaned securities having a market value of $11,156,042 and $2,315,546 for the BRIC and Emerging Markets Equity Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Asia Equity, BRIC and Emerging Markets Equity Funds is $12.21, $9.22 and $10.12, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

	Asia Equity	BRIC	Emerging Markets
	Fund	Fund	Equity Fund

Investment income:

Dividends(a)	$525,852	$2,577,411	$6,837,507
Interest	807	5,723	49,248
Securities lending income — affiliated issuer	—	52,319	47,665

Total investment income	526,659	2,635,453	6,934,420

Expenses:

Management fees	245,429	1,547,344	2,938,232
Distribution and Service fees(b)	56,014	541,492	299,027
Transfer Agent fees(b)	35,843	215,663	241,433
Custody and accounting fees	127,571	240,448	557,569
Professional fees	53,887	60,337	88,769
Registration fees	26,510	30,813	47,135
Printing fees	20,444	41,128	53,688
Trustee fees	8,065	8,065	8,065
Service share fees — Service Plan	—	—	5,239
Service share fees — Shareholder Administration Plan	—	—	5,239
Other	12,038	92,579	94,403

Total expenses	585,801	2,777,869	4,338,799

Less — expense reductions	(208,291)	(194,918)	—

Net expenses	377,510	2,582,951	4,338,799

NET INVESTMENT INCOME	149,149	52,502	2,595,621

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(33,731,626)	(196,046,184)	(522,408,343)
Securities lending reinvestment vehicle transactions — affiliated issuer	—	58,877	146,987
Futures transactions	—	381,813	—
Foreign currency related transactions	(242,730)	(147,414)	(3,880,340)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (includes the effects of an increase on the foreign capital gains tax liability of $13,255, $0 and $126,075, respectively)	39,926,881	233,955,841	540,907,238
Securities lending reinvestment vehicle — affiliated issuer	—	71,678	17,693
Futures	—	(664,998)	—
Translation of assets and liabilities denominated in foreign currencies	962	(41,882)	(329,684)

Net realized and unrealized gain from investment, futures and foreign currency related transactions	5,953,487	37,567,731	14,453,551

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,102,636	$37,620,233	$17,049,172

(a)	Foreign taxes withheld on dividends were $39,788, $16,910 and $404,171 for the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
Asia Equity	$39,190	$5,405	$11,419	$29,784	$1,026	$2,168	$2,865	$—
BRIC	193,159	—	348,333	146,802	—	66,121	2,740	—
Emerging Markets Equity	219,460	32,807	46,760	166,791	6,227	8,876	58,701	838

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the
	Six Months Ended		For the Period	For the
	April 30, 2009		September 1, 2008 to	Fiscal Year Ended
	(Unaudited)		October 31, 2008(a)	August 31, 2008

From operations:

Net investment income (loss)	$149,149		$154,307	$1,414,990
Net realized gain (loss) from investment, futures and foreign currency related transactions	(33,974,356)		(10,474,479)	11,096,846
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	39,927,843		(35,202,750)	(49,839,937)

Net increase (decrease) in net assets resulting from operations	6,102,636		(45,522,922)	(37,328,101)

Distributions to shareholders:

From net investment income
Class A Shares	(727,529)		—	(825,951)
Class B Shares	(2,472)		—	(12,363)
Class C Shares	(4,751)		—	(35,939)
Institutional Shares	(522,070)		—	(724,490)
Service Shares	—		—	—
From net realized gains
Class A Shares	(51,124)		—	(5,012,629)
Class B Shares	(1,881)		—	(160,722)
Class C Shares	(3,580)		—	(325,685)
Institutional Shares	(22,756)		—	(3,188,303)
Service Shares	—		—	—

Total distributions to shareholders	(1,336,163)		—	(10,286,082)

From capital transactions:

Proceeds from sales of shares	3,163,537		424,251	50,377,014
Reinvestments of distributions	1,212,133		—	9,588,549
Cost of shares redeemed	(15,580,620	)(b)	(17,847,484)	(101,673,120	)(c)

Net increase (decrease) in net assets resulting from share transactions	(11,204,950)		(17,423,233)	(41,707,557)

Increase from regulatory settlements	352,103		—	275,931

Net increase (decrease) in net assets resulting from capital transactions	(10,852,847)		(17,423,233)	(41,431,626)

TOTAL INCREASE (DECREASE)	(6,086,374)		(62,946,155)	(89,045,809)

Net assets:

Beginning of period	59,335,198		122,281,353	211,327,162

End of period	$53,248,824		$59,335,198	$122,281,353

Accumulated undistributed (distributions in excess of) net investment income	$149,268		$1,256,941	$516,251

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Net of $807, $41,148 and $44,053 in redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.
(c)	Net of $12,108, $154,038 and $55,133 in redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

BRIC Fund					Emerging Markets Equity Fund
For the					For the
Six Months Ended		For the Period	For the		Six Months Ended		For the Period	For the
April 30, 2009		September 1, 2008 to	Fiscal Year Ended		April 30, 2009		September 1, 2008 to	Fiscal Year Ended
(Unaudited)		October 31, 2008(a)	August 31, 2008		(Unaudited)		October 31, 2008(a)	August 31, 2008

$52,502		$582,533	$(2,089,995)		$2,595,621		$3,713,911	$15,751,398
(195,752,908)		(134,950,754)	19,159,707		(526,141,696)		(218,980,349)	217,496,127
233,320,639		(155,890,135)	(147,336,674)		540,595,247		(386,216,750)	(469,447,901)

37,620,233		(290,258,356)	(130,266,962)		17,049,172		(601,483,188)	(236,200,376)

—		—	(190,962)		(4,136,346)		—	(941,655)
—		—	—		(95,460)		—	—
—		—	—		(81,157)		—	—
—		—	(71,340)		(9,963,429)		—	(4,598,135)
—		—	—		(98,817)		—	(16,229)

—		—	(22,087,126)		(49,878,530)		—	(98,701,363)
—		—	—		(2,093,953)		—	(2,545,168)
—		—	(8,106,408)		(2,814,381)		—	(4,436,312)
—		—	(2,619,485)		(80,677,212)		—	(179,448,901)
—		—	—		(1,041,794)		—	(904,918)

—		—	(33,075,321)		(150,881,079)		—	(291,592,681)

36,439,266		22,920,803	659,374,088		78,468,487		53,500,378	565,333,235
—		—	26,747,382		133,524,230		—	242,631,734
(69,892,006	)(b)	(105,968,283)	(247,943,618	)(c)	(378,870,908	)(b)	(196,677,379)	(759,120,376	)(c)

(33,452,740)		(83,047,480)	438,177,852		(166,878,191)		(143,177,001)	48,844,593

—		—	—		10,196		—	—

(33,452,740)		(83,047,480)	438,177,852		(166,867,995)		(143,177,001)	48,844,593

4,167,493		(373,305,836)	274,835,569		(300,699,902)		(744,660,189)	(478,948,464)

274,919,320		648,225,156	373,389,587		808,938,242		1,553,598,431	2,032,546,895

$279,086,813		$274,919,320	$648,225,156		$508,238,340		$808,938,242	$1,553,598,431

$98,197		$45,695	$(1,030,497)		$(1,649,496)		$10,130,092	$6,989,885

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements
April 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Asia Equity	A, B, C and Institutional	Diversified

BRIC	A, C and Institutional	Non-diversified

Emerging Markets Equity	A, B, C, Institutional and Service	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Asia Equity, BRIC and Emerging Markets Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GAAP establishes financial statement accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return. GSAMI has reviewed the tax positions for the Funds for the open tax years (tax years ended August 31, 2006-8 and October 31, 2008) and determined that they did not have a material impact on the Funds’ financial statements.

E. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain and loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, counterparty and interest rate risks.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended April 30, 2009, contractual and net management fees with GSAMI were at the following rates:

							Effective Net
	Contractual Management Rate						Management
	First	Next	Next	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	(after waiver)

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%

BRIC	1.30	1.30	1.17	1.11	1.09	1.30	1.27	*

Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.20

*	GSAMI has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rate.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

Goldman Sachs may retain a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B		Class C

Asia Equity	$1,000	$—		$100

BRIC	29,700	—		100

Emerging Markets Equity	3,700	—	*	—	*

*	Amount rounds to less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of the Emerging Markets Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior period expense reimbursements, if any. The Other Expenses limitations for the Asia Equity, BRIC and Emerging Markets Equity Funds as an annual percentage rate of average daily net assets are 0.164%, 0.264% and 0.354%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses.
For the six months ended April 30, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other	Transfer		Total
	Fee	Expense	Agent Fee		Expense
Fund	Waiver	Reimbursement	Credit		Reductions

Asia Equity	$—	$208	$—	*	$208

BRIC	36	159	—	*	195

Emerging Markets Equity	—	—	—		—

*	Amount rounds to less than $1,000.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. AGREEMENTS (continued)

As of April 30, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Asia Equity	$42	$10	$6	$4	$62

BRIC	277	99	39	179	594

Emerging Markets Equity	465	52	39	552	1,108

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2009, the Funds did not have any borrowings under the facility. Effective May 12, 2009, the facility decreased to $660,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. The Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy. All amounts reflect Investments in Securities Long-Assets:

Level	Asia Equity	BRIC	Emerging Markets Equity

Level 1	$423,670	$81,252,164	$116,040,359
Level 2(a)	52,444,068	207,890,027	405,807,013
Level 3	—	—	—

Total	$52,867,738	$289,142,191	$521,847,372

(a)	To adjust for the time difference between local market close and the calculation of the net asset value, the Funds may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2009, are reported under Investment Income on the Statements of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended April 30, 2009:

	Earnings of GSAL	Amounts Received	Amount Payable to
	Relating to	by the Funds from	Goldman Sachs
	Securities Loaned	Lending to Goldman Sachs	Upon Return of
	for the Six Months	for the Six Months	Securities Loaned as
Fund	Ended April 30, 2009	Ended April 30, 2009	of April 30, 2009

BRIC	$5,774	$8,171	$—
Emerging Markets Equity	5,291	1,135	—

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the six months ended April 30, 2009 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at
Fund	Beginning of Period	Bought	Sold	End of Period	End of Period

BRIC	20,482	115,364	(124,457)	11,389	$11,286
Emerging Markets Equity	1,115	213,740	(212,348)	2,507	2,484

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales and Maturities

Asia Equity	$39,379,370	$51,931,969

BRIC	177,091,127	203,284,008

Emerging Markets Equity	698,610,995	1,009,434,819

For the six months ended April 30, 2009, Goldman Sachs did not earn any brokerage commissions with respect to the Asia Equity, BRIC and Emerging Markets Equity Funds.

7. TAX INFORMATION

As of the Funds’ most recent fiscal period end, October 31, 2008, the Funds’ capital loss carryforwards on a tax basis were as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity

Capital loss carryforwards expiring 2016[1]	$(10,069,854)	$(125,638,213)	$(195,682,327)

[1]	Expiration occurs on October 31 of the year indicated.

At April 30, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes were as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity

Tax cost	$55,326,086	$313,268,448	$531,262,644

Gross unrealized gain	5,651,382	32,938,486	71,671,251
Gross unrealized loss	(8,109,730)	(57,064,743)	(81,086,523)

Net unrealized security loss	$(2,458,348)	$(24,126,257)	$(9,415,272)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, foreign currency contracts recognized for tax purposes and the tax treatment of partnership investments as of the most recent fiscal year end.

8. OTHER RISKS

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Trust may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and/or the Profit Sharing Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

8. OTHER RISKS (continued)

unfavorable environment in which the Funds are forced to liquidate their securities. As of April 30, 2009, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Aggressive	Growth and Income	Growth Strategy
Fund	Growth Portfolio	Strategy Portfolio	Portfolio

Emerging Markets Equity	5%	13%	12%

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The BRIC Fund invests in concentrated portfolios of equity investments in emerging markets such as the BRIC countries (Brazil, Russia, India and China), South Korea, South Africa, and Taiwan. The Fund may also contain issuers that participate in emerging markets either by maintaining a significant amount of their assets in those markets or by deriving a significant amount of their total revenue or profit from goods produced, sales made, or services provided in emerging markets. The Fund also intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers.

9. OTHER MATTERS

Regulatory Settlements — As of April 30, 2009, the Asia Equity and Emerging Markets Equity Funds were entitled to receive payments of $562,388 and $72,103, respectively, relating to certain regulatory settlements that the Funds had participated in during the periods ended August 31, 2008, October 31, 2008 and April 30, 2009. The payments have been included as an increase to Capital Transactions on the Statements of Changes to Net Assets.

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for the first interim or annual period beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. GSAMI does not believe the adoption of FAS 161 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
In April 2009, the FASB issued a new FASB Staff Position FSP FAS 157-4, which amends FAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. GSAMI believes applying the provisions of FSP FAS 157-4 will not have a material impact on the Funds’ financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Six Months Ended		For the Period
	April 30, 2009		September 1, 2008 to		For the Fiscal Year Ended
	(Unaudited)		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	178,748	$1,804,741	17,734	$217,176	808,229	$18,223,786
Reinvestment of distributions	72,848	719,740	—	—	224,417	5,475,770
Shares converted from Class B(b)	3,478	33,616	360	5,189	9,376	208,972
Shares redeemed	(962,787)	(9,089,638)	(753,816)	(9,160,292)	(2,435,477)	(51,782,525)

	(707,713)	(6,531,541)	(735,722)	(8,937,927)	(1,393,455)	(27,873,997)

Class B Shares
Shares sold	7,771	73,945	2,193	23,997	98,974	2,217,048
Reinvestment of distributions	390	3,717	—	—	6,280	146,217
Shares converted to Class A(b)	(3,607)	(33,616)	(380)	(5,189)	(9,842)	(208,972)
Shares redeemed	(24,634)	(218,196)	(26,683)	(304,903)	(100,322)	(2,018,229)

	(20,080)	(174,150)	(24,870)	(286,095)	(4,910)	136,064

Class C Shares
Shares sold	67,208	641,300	10,358	133,340	154,471	3,390,687
Reinvestment of distributions	649	6,143	—	—	11,570	267,389
Shares redeemed	(48,869)	(441,158)	(43,522)	(540,794)	(197,314)	(3,859,219)

	18,988	206,285	(33,164)	(407,454)	(31,273)	(201,143)

Institutional Shares
Shares sold	63,919	643,551	3,275	49,738	1,155,715	26,545,493
Reinvestment of distributions	46,667	482,533	—	—	143,769	3,699,173
Shares redeemed	(616,055)	(5,831,628)	(564,299)	(7,841,495)	(2,134,628)	(44,013,147)

	(505,469)	(4,705,544)	(561,024)	(7,791,757)	(835,144)	(13,768,481)

NET DECREASE	(1,214,274)	$(11,204,950)	(1,354,780)	$(17,423,233)	(2,264,782)	$(41,707,557)

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	BRIC Fund

	For the Six Months Ended		For the Period
	April 30, 2009		September 1, 2008 to		For the Fiscal Year Ended
	(Unaudited)		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,616,534	$26,647,663	1,388,960	$13,370,484	24,263,092	$443,423,008
Reinvestment of distributions	—	—	—	—	1,009,734	19,296,018
Shares redeemed	(6,859,653)	(47,579,135)	(7,552,768)	(72,935,523)	(10,241,413)	(173,471,242)

	(3,243,119)	(20,931,472)	(6,163,808)	(59,565,039)	15,031,413	289,247,784

Class C Shares
Shares sold	896,124	6,474,933	396,454	3,499,375	8,926,655	161,948,043
Reinvestment of distributions	—	—	—	—	261,374	4,939,961
Shares redeemed	(2,167,195)	(14,761,264)	(1,825,726)	(16,768,450)	(2,685,368)	(45,078,993)

	(1,271,071)	(8,286,331)	(1,429,272)	(13,269,075)	6,502,661	121,809,011

Institutional Shares
Shares sold	446,330	3,316,670	679,043	6,050,944	2,911,579	54,003,037
Reinvestment of distributions	—	—	—	—	130,734	2,511,403
Shares redeemed	(1,073,158)	(7,551,607)	(1,522,954)	(16,264,310)	(1,738,024)	(29,393,383)

	(626,828)	(4,234,937)	(843,911)	(10,213,366)	1,304,289	27,121,057

NET INCREASE (DECREASE)	(5,141,018)	$(33,452,740)	(8,436,991)	$(83,047,480)	22,838,363	$438,177,852

(a)	The Fund changed its fiscal year end from August 31 to October 31.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Six Months Ended		For the Period
	April 30, 2009		September 1, 2008 to		For the Fiscal Year Ended
	(Unaudited)		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,074,961	$35,024,998	2,138,063	$30,361,530	9,447,161	$238,956,702
Reinvestment of distributions	6,306,463	51,397,671	—	—	3,532,126	95,402,710
Shares converted from Class B(b)	7,736	60,504	1,995	34,251	20,162	527,508
Shares redeemed	(13,647,089)	(126,360,654)	(6,117,840)	(90,938,649)	(12,139,261)	(298,595,216)

	(3,257,929)	(39,877,481)	(3,977,782)	(60,542,868)	860,188	36,291,704

Class B Shares
Shares sold	50,509	402,696	7,321	95,244	239,918	6,022,781
Reinvestment of distributions	254,619	1,940,196	—	—	86,768	2,227,342
Shares converted to Class A(b)	(8,284)	(60,504)	(2,110)	(34,251)	(21,183)	(527,508)
Shares redeemed	(197,196)	(1,548,301)	(75,759)	(1,067,247)	(181,393)	(4,362,069)

	99,648	734,087	(70,548)	(1,006,254)	124,110	3,360,546

Class C Shares
Shares sold	228,249	1,823,349	16,787	233,461	429,201	10,820,456
Reinvestment of distributions	269,356	2,065,957	—	—	115,328	2,962,795
Shares redeemed	(344,313)	(2,995,772)	(176,491)	(2,505,471)	(464,013)	(10,808,769)

	153,292	893,534	(159,704)	(2,272,010)	80,516	2,974,482

Institutional Shares
Shares sold	4,088,417	39,021,639	1,452,447	22,354,995	11,358,840	300,364,568
Reinvestment of distributions	8,910,760	76,988,967	—	—	4,980,009	141,133,452
Shares redeemed	(24,367,064)	(247,400,311)	(6,550,242)	(100,840,659)	(16,792,331)	(441,557,248)

	(11,367,887)	(131,389,705)	(5,097,795)	(78,485,664)	(453,482)	(59,228)

Service Shares
Shares sold	267,475	2,195,805	31,930	455,148	365,006	9,168,728
Reinvestment of distributions	142,319	1,131,439	—	—	33,950	905,435
Shares redeemed	(69,637)	(565,870)	(94,732)	(1,325,353)	(162,395)	(3,797,074)

	340,157	2,761,374	(62,802)	(870,205)	236,561	6,277,089

NET INCREASE (DECREASE)	(14,032,719)	$(166,878,191)	(9,368,631)	$(143,177,001)	847,893	$48,844,593

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net		Increase
	beginning	income	and unrealized	investment	investment	realized	Total	from regulatory
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions	settlements

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$10.11	$0.03	$1.57	$1.60	$(0.22)	$(0.02)	$(0.24)	$0.07
2009 - B	9.58	(0.01)	1.50	1.49	(0.02)	(0.02)	(0.04)	0.07
2009 - C	9.51	(0.01)	1.50	1.49	(0.02)	(0.02)	(0.04)	0.07
2009 - Institutional	10.70	0.05	1.65	1.70	(0.36)	(0.02)	(0.38)	0.07

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	16.87	0.02	(6.78)	(6.76)	—	—	—	—
2008 - B	16.00	— (e)	(6.42)	(6.42)	—	—	—	—
2008 - C	15.88	— (e)	(6.37)	(6.37)	—	—	—	—
2008 - Institutional	17.84	0.03	(7.17)	(7.14)	—	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	22.13	0.14	(4.35)	(4.21)	(0.15)	(0.93)	(1.08)	0.03
2008 - B	21.13	(0.02)	(4.14)	(4.16)	(0.07)	(0.93)	(1.00)	0.03
2008 - C	21.01	(0.04)	(4.09)	(4.13)	(0.10)	(0.93)	(1.03)	0.03
2008 - Institutional	23.31	0.22	(4.58)	(4.36)	(0.21)	(0.93)	(1.14)	0.03

2007 - A	15.60	0.08	6.53	6.61	(0.08)	—	(0.08)	—
2007 - B	14.94	(0.07)	6.26	6.19	—	—	—	—
2007 - C	14.85	(0.06)	6.22	6.16	—	—	—	—
2007 - Institutional	16.42	0.17	6.86	7.03	(0.14)	—	(0.14)	—

2006 - A	13.38	0.10	2.28	2.38	(0.16)	—	(0.16)	—
2006 - B	12.85	(0.05)	2.22	2.17	(0.08)	—	(0.08)	—
2006 - C	12.79	(0.01)	2.17	2.16	(0.10)	—	(0.10)	—
2006 - Institutional	14.05	0.15	2.40	2.55	(0.18)	—	(0.18)	—

2005 - A	10.47	0.16	2.82	2.98	(0.07)	—	(0.07)	—
2005 - B	10.08	0.04	2.74	2.78	(0.01)	—	(0.01)	—
2005 - C	10.03	0.06	2.71	2.77	(0.01)	—	(0.01)	—
2005 - Institutional	11.00	0.23	2.95	3.18	(0.13)	—	(0.13)	—

2004 - A	9.37	0.06	1.11	1.17	(0.07)	—	(0.07)	—
2004 - B	9.04	0.01	1.06	1.07	(0.03)	—	(0.03)	—
2004 - C	9.00	0.01	1.06	1.07	(0.04)	—	(0.04)	—
2004 - Institutional	9.82	0.20	1.09	1.29	(0.11)	—	(0.11)	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional

For the Six Months Ended April 30, 2009	15.82%	15.54%	15.65%	15.85%
For the Fiscal Year Ended August 31, 2008	(20.59)	(21.23)	(21.21)	(20.27)

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$11.54	16.89	%(c)	$34,124	1.60	%(d)	0.55	%(d)	2.45	%(d)	(0.30	)%(d)	80%
11.10	16.31	(c)	1,189	2.35	(d)	(0.21	)(d)	3.20	(d)	(1.06	)(d)	80
11.03	16.43	(c)	2,813	2.35	(d)	(0.28	)(d)	3.20	(d)	(1.13	)(d)	80
12.09	17.07	(c)	15,123	1.20	(d)	0.94	(d)	2.05	(d)	0.09	(d)	80

10.11	(40.07)		37,075	1.60	(d)	0.97	(d)	2.44	(d)	0.13	(d)	7
9.58	(40.13)		1,218	2.35	(d)	0.23	(d)	3.19	(d)	(0.61	)(d)	7
9.51	(40.11)		2,245	2.35	(d)	0.21	(d)	3.19	(d)	(0.63	)(d)	7
10.70	(40.02)		18,798	1.20	(d)	1.45	(d)	2.04	(d)	0.61	(d)	7

16.87	(20.36	)(c)	74,240	1.60		0.63		1.77		0.46		47
16.00	(21.00	)(c)	2,432	2.35		(0.10)		2.52		(0.27)		47
15.88	(20.98	)(c)	4,276	2.35		(0.18)		2.52		(0.35)		47
17.84	(20.04	)(c)	41,334	1.20		0.95		1.37		0.78		47

22.13	42.55		128,224	1.61		0.42		1.81		0.22		131
21.13	41.50		3,315	2.36		(0.38)		2.56		(0.58)		131
21.01	41.48		6,314	2.36		(0.32)		2.56		(0.52)		131
23.31	43.12		73,474	1.21		0.88		1.41		0.68		131

15.60	17.77		93,917	1.60		0.63		1.87		0.36		162
14.94	16.93		3,430	2.35		(0.36)		2.62		(0.63)		162
14.85	16.94		3,790	2.35		(0.06)		2.62		(0.33)		162
16.42	18.29		42,674	1.20		0.97		1.47		0.70		162

13.38	28.64		59,572	1.60		1.25		1.99		0.86		66
12.85	27.63		5,124	2.35		0.38		2.74		(0.01)		66
12.79	27.60		2,090	2.35		0.48		2.74		0.09		66
14.05	29.06		33,833	1.20		1.74		1.59		1.35		66

10.47	12.53		38,943	1.79		0.62		2.40		0.01		105
10.08	11.85		4,096	2.35		0.08		2.96		(0.53)		105
10.03	11.89		1,582	2.35		0.06		2.96		(0.55)		105
11.00	13.21		21,475	1.20		1.74		1.81		1.13		105

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$7.39	$0.01	$1.31	$1.32	$—	$—	$—
2009 - C	7.26	(0.02)	1.28	1.26	—	—	—
2009 - Institutional	7.46	0.02	1.33	1.35	—	—	—

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	14.21	0.02	(6.84)	(6.82)	—	—	—
2008 - C	13.97	— (c)	(6.71)	(6.71)	—	—	—
2008 - Institutional	14.32	0.03	(6.89)	(6.86)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	16.29	(0.03)	(1.11)	(1.14)	(0.01)	(0.93)	(0.94)
2008 - C	16.14	(0.15)	(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04	(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

2007 - A	10.45	(0.07)	5.93	5.86	—	(0.02)	(0.02)
2007 - C	10.43	(0.18)	5.91	5.73	—	(0.02)	(0.02)
2007 - Institutional	10.46	(0.01)	5.94	5.93	—	(0.02)	(0.02)

FOR THE PERIOD ENDED AUGUST 31,

2006 - A (Commenced June 30, 2006)	10.00	(0.03)	0.48	0.45	—	—	—
2006 - C (Commenced June 30, 2006)	10.00	(0.04)	0.47	0.43	—	—	—
2006 - Institutional (Commenced June 30, 2006)	10.00	(0.01)	0.47	0.46	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.71	17.86%	$182,772	1.97	%(d)	0.24	%(d)	2.13	%(d)	0.08	%(d)	75%
8.52	17.36	80,513	2.72	(d)	(0.51	)(d)	2.88	(d)	(0.67	)(d)	75
8.81	18.10	15,802	1.57	(d)	0.59	(d)	1.73	(d)	0.43	(d)	75

7.39	(47.99)	179,052	1.97	(d)	1.03	(d)	2.10	(d)	0.90	(d)	14
7.26	(48.03)	77,810	2.72	(d)	0.23	(d)	2.85	(d)	0.10	(d)	14
7.46	(47.91)	18,058	1.57	(d)	1.70	(d)	1.70	(d)	1.57	(d)	14

14.21	(8.49)	431,746	1.90		(0.14)		1.93		(0.17)		72
13.97	(9.18)	169,711	2.65		(0.88)		2.68		(0.91)		72
14.32	(8.17)	46,769	1.50		0.21		1.53		0.18		72

16.29	55.99	250,209	1.98		(0.52)		2.08		(0.62)		56
16.14	54.85	91,085	2.73		(1.26)		2.83		(1.36)		56
16.37	56.75	32,095	1.58		(0.09)		1.86		(0.37)		56

10.45	4.60	5,762	1.97	(d)	(1.48	)(d)	7.54	(d)	(7.05	)(d)	8
10.43	4.40	1,890	2.72	(d)	(2.19	)(d)	8.60	(d)	(8.06	)(d)	8
10.46	4.60	10,832	1.57	(d)	(0.41	)(d)	7.16	(d)	(5.99	)(d)	8

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$11.97	$0.04	$0.94	$0.98	$(0.26)	$(3.13)	$(3.39)
2009 - B	11.30	0.01	0.86	0.87	(0.14)	(3.13)	(3.27)
2009 - C	11.31	0.01	0.87	0.88	(0.09)	(3.13)	(3.22)
2009 - Institutional	12.60	0.06	1.01	1.07	(0.39)	(3.13)	(3.52)
2009 - Service	11.80	0.04	0.91	0.95	(0.30)	(3.13)	(3.43)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	20.13	0.05	(8.21)	(8.16)	—	—	—
2008 - B	19.03	0.02	(7.75)	(7.73)	—	—	—
2008 - C	19.04	0.02	(7.75)	(7.73)	—	—	—
2008 - Institutional	21.18	0.06	(8.64)	(8.58)	—	—	—
2008 - Service	19.85	0.04	(8.09)	(8.05)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	26.74	0.14	(2.87)	(2.73)	(0.04)	(3.84)	(3.88)
2008 - B	25.61	(0.03)	(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)	(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25	(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16	(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

2007 - A	19.91	0.07	6.98	7.05	(0.08)	(0.14)	(0.22)
2007 - B	19.14	(0.11)	6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)	6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18	7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09	6.87	6.96	—	(0.14)	(0.14)

2006 - A	15.76	0.16	4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)	4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03	3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24	4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04	4.16	4.20	—	(0.10)	(0.10)

2005 - A	10.49	0.09	5.19	5.28	(0.01)	—	(0.01)
2005 - B	10.19	(0.01)	5.06	5.05	—	—	—
2005 - C	10.22	— (c)	5.04	5.04	—	—	—
2005 - Institutional	10.92	0.14	5.41	5.55	(0.08)	—	(0.08)
2005 - Service	10.38	0.08	5.13	5.21	(0.03)	—	(0.03)

2004 - A	9.14	0.04	1.35	1.39	(0.04)	—	(0.04)
2004 - B	8.91	(0.01)	1.31	1.30	(0.02)	—	(0.02)
2004 - C	8.92	(0.02)	1.32	1.30	—	—	—
2004 - Institutional	9.49	0.09	1.42	1.51	(0.08)	—	(0.08)
2004 - Service	9.06	0.06	1.33	1.39	(0.07)	—	(0.07)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions
									Ratio of
		Net assets,	Ratio of		Ratio of		Ratio of		net investment
Net asset		end of	net expenses		net investment		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		income (loss) to		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		average net assets		net assets		net assets		rate

$9.56	13.06%	$178,980	1.98	%(d)	0.87	%(d)	1.98	%(d)	0.87	%(d)	138%
8.90	12.57	7,128	2.73	(d)	0.21	(d)	2.73	(d)	0.21	(d)	138
8.97	12.69	10,588	2.73	(d)	0.20	(d)	2.73	(d)	0.20	(d)	138
10.15	13.32	305,449	1.58	(d)	1.23	(d)	1.58	(d)	1.23	(d)	138
9.32	13.01	6,094	2.08	(d)	0.90	(d)	2.08	(d)	0.90	(d)	138

11.97	(40.54)	263,099	1.86	(d)	1.81	(d)	1.90	(d)	1.77	(d)	20
11.30	(40.62)	7,919	2.61	(d)	1.01	(d)	2.65	(d)	0.97	(d)	20
11.31	(40.65)	11,612	2.61	(d)	1.04	(d)	2.65	(d)	1.00	(d)	20
12.60	(40.51)	522,606	1.46	(d)	2.19	(d)	1.50	(d)	2.15	(d)	20
11.80	(40.55)	3,701	1.96	(d)	1.77	(d)	2.00	(d)	1.73	(d)	20

20.13	(13.92)	522,595	1.84		0.55		1.84		0.55		91
19.03	(14.55)	14,677	2.59		(0.16)		2.59		(0.16)		91
19.04	(14.58)	22,596	2.59		(0.19)		2.59		(0.19)		91
21.18	(13.57)	986,258	1.44		0.95		1.44		0.95		91
19.85	(14.03)	7,472	1.94		0.63		1.94		0.63		91

26.74	35.67	671,311	1.79		0.28		1.79		0.28		97
25.61	34.68	16,574	2.54		(0.50)		2.54		(0.50)		97
25.62	34.64	28,345	2.54		(0.55)		2.54		(0.55)		97
27.91	36.21	1,312,613	1.39		0.73		1.39		0.73		97
26.48	35.54	3,704	1.89		0.38		1.89		0.38		97

19.91	27.17	400,757	1.81		0.82		1.81		0.82		101
19.14	26.24	12,516	2.56		(0.11)		2.56		(0.11)		101
19.16	26.28	21,024	2.56		0.18		2.56		0.18		101
20.75	27.74	498,643	1.41		1.18		1.41		1.18		101
19.66	27.07	704	1.89		0.22		1.89		0.22		101

15.76	50.51	87,292	1.99		0.63		2.06		0.56		91
15.24	49.51	6,080	2.74		(0.11)		2.81		(0.18)		91
15.26	49.32	2,835	2.74		0.02		2.81		(0.05)		91
16.39	51.00	89,841	1.59		1.01		1.66		0.94		91
15.56	50.25	1,655	2.09		0.58		2.16		0.51		91

10.49	15.20	30,159	2.18		0.36		2.33		0.21		150
10.19	14.68	2,971	2.74		(0.13)		2.89		(0.28)		150
10.22	14.70	939	2.74		(0.22)		2.89		(0.37)		150
10.92	15.91	45,644	1.59		0.82		1.74		0.67		150
10.38	15.36	567	2.09		0.56		2.24		0.41		150

The accompanying notes are an integral part of these financial statements.

-GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 through April 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				BRIC Fund				Emerging Markets Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	11/01/08	4/30/09		4/30/09*	11/1/08	4/30/09		4/30/09*	11/01/08	04/30/09		04/30/09*
Class A
Actual	$1,000	$1,168.90		$8.60	$1,000	$1,178.60		$10.64	$1,000	$1,130.60		$10.46
Hypothetical 5% return	1,000	1,016.86	+	8.00	1,000	1,015.03	+	9.84	1,000	1,014.98	+	9.89

Class B
Actual	1,000	1,163.10		12.60	N/A	N/A		N/A	1,000	1,125.70		14.39
Hypothetical 5% return	1,000	1,013.14	+	11.73	N/A	N/A		N/A	1,000	1,011.26	+	13.61

Class C
Actual	1,000	1,164.30		12.61	1,000	1,173.60		14.66	1,000	1,126.90		14.40
Hypothetical 5% return	1,000	1,013.14	+	11.73	1,000	1,011.31	+	13.56	1,000	1,011.26	+	13.61

Institutional
Actual	1,000	1,170.70		6.46	1,000	1,181.00		8.49	1,000	1,133.20		8.36
Hypothetical 5% return	1,000	1,018.84	+	6.01	1,000	1,017.01	+	7.85	1,000	1,016.96	+	7.90

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,130.10		10.99
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.48	+	10.39

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent six month period; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Asia Equity	1.60%	2.35%	2.35%	1.20%	N/A
BRIC	1.97	N/A	2.72	1.57	N/A
Emerging Markets Equity	1.98	2.73	2.73	1.58	2.08%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $713 billion in assets under management as of March 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration Government Fund
■ Short Duration Government Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2] ■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio
Retirement Strategies[2] International Equity
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2] ■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 23034.MF.TMPL EMESAR / 56.OK/06-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 1, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	July 1, 2009